EXHIBIT 99.1
Michael Golden, President/CEO John Kelly, CFO September 2007

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward- looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, and anticipated sales and operating results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC. Shares Outstanding: 40.2mm Price: $20.07 (at 9/11/07) Market Cap: $807mm

Delivering Results 2004 2005 2006 2007 2008(E) Net Product Sales (millions) 117.9 124 157.9 234.8 330 2004 2005 2006 2007 2008(E) Earnings per Share (Diluted) 0.02 0.14 0.22 0.31 0.63 2004 2005 2006 2007 2008(E) Pre-Tax Income (millions) 0.5 8.7 13.8 20.6 28.5 2004-2007 2008 (Est.) Revenue +99% EPS +1450% Revenue +41% EPS +103% Net Product Sales (Millions) Earnings per Share (Diluted) Pre-Tax Income (Millions)

Company Profile 155-year old American firearms company Largest U.S. manufacturer of handguns & handcuffs 2006 market share: #1 in revolvers - FY2007 sales growth: 4.3% #2 in pistols - FY2007 sales growth: 59.7% New growth fueled by: Taking share in $732M core handgun market Growing presence with U.S. Government Expansion into $1.1B long gun market 1450 Employees in three non-union, U.S. factories: Experienced management team Springfield, MA; Houlton, ME; Rochester, NH

S&W: 87% Brand Awareness Source: American Sports Data - Nov, 2004 A company-sponsored, 2004 survey asked consumers about their future purchase intent: Product / Service S&W Rank Current Status Revolvers #1 Served Pistols #1 Served Tactical Rifles #1 Entered Market February 2006 Shotguns #3 Entered Market April 2007 Hunting Rifles #3 Entered Market January 2007 Security Systems #3 Not served Ammunition #4 Not served

S&W MARKET REVOLVERS 54.3 129 S&W MARKET PISTOLS 46 453 $154MM $87MM* $578MM S&W 2007 (Includes Walther Products) Market 2006 2006 (CALENDAR) U.S. DOMESTIC NON-MILITARY MARKET - 2007 (FISCAL) S&W SALES $68MM 44% SOURCE: BATF 2006 Excise Tax Study & Smith & Wesson Management Estimates 15% Handgun Market: $732MM Revolvers Pistols *Does not include $10MM in Sigma Pistol Sales to U.S. Gov't for Afghan Military

S&W Net Product Sales -0.04 0.01 0.13 0.1 0.15 0.22 0.24 0.44 0.5 0.43 0.4 0.59 0.56 (Year over Year Growth %) Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08

Four Key Sales Channels SPORTING GOODS Handgun sales growth in FY2007: 28% - Q1 FY2008: 33% Versus 8% prior to direct sales force conversion Delivering full range: pistols, revolvers, rifles, shotguns Revolutionary marketing and consumer pull programs S&W Consumer Handgun Sales ($ In Millions) Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 23.5 23.2 28.9 37.2 30.5 33.2 35.9 44.5 40.7 8% 8% 23% 27% 30% 43% 24% 20% 33% New Sales Structure Established

Four Key Sales Channels SPORTING GOODS Handgun sales growth in FY2007: 28% - Q1 FY2008: 33% Versus 8% prior to direct sales force conversion Delivering full range: pistols, revolvers, rifles, shotguns Revolutionary marketing and consumer pull programs LAW ENFORCEMENT Market Size: 17,000 Departments and 800,000 Officers M&P Series polymer pistols launched January 2006 Win rates: 80%+ with pistols (231 departments) 90%+ with rifles Goal: Re-take leadership with M&P Pistols & Rifles FEDERAL GOVERNMENT Won the only, four new major orders issued by federal government in past two years Opportunities: Iraq forces, US Military switch: 9mm to 45 caliber INTERNATIONAL Global network of sales employees and reps Growth in FY 2007: 10.1% (Q4 +59%)

Addressing New Growth Opportunities Safety...Security...Protection...Sport Defense Related Products and Services Homeland Security Products and Services Law Enforcement Products and Services Firearms Handguns Long Guns Surround the Police Officer Surround the Foot Soldier Currently Exploring

Entering New Markets: Long Guns SOURCE: BATF 2006 Excise Tax Study and Smith & Wesson Management Estimates Based on 2006 vs. 2007 data from top 3 distributors. The long gun market is 50% larger than the handgun market 2006 U.S. DOMESTIC NON-MILITARY MARKET RIFLES SHOTGUNS TACTICAL RIFLES BLACK POWDER 642 346 132 80 Bolt-Action Rifles $480mm (43%) Shotguns $352MM (32%) Black Powder Rifles $80MM (7%) $1.1 Billion Tactical Rifles $187MM (17%) Reasons for Entry S&W already a perceived leader Fragmented market No sophisticated marketing Rapid Entry & Execution March 2006: Launched M&P15 Tactical Rifle (First year orders exceed 10% of market) January 2007: Unveiled first shotgun products January 2007: Acquired Thompson/Center Arms (market acceleration; added key competence) Spring 2007: S&W shotgun launch Summer 2007: S&W bolt-action rifle launch Summer 2007: Thompson bolt-action rifle launch

Building the Brand: Licensing Upgrading Retail Licensee Portfolio: Wilsons Leather, Wellco Enterprises (military boots), Zippo (lighters), Gun Safes, Gun Cleaning Products, Hats/T-shirts, Automotive Establishing licensees in professional markets where Smith & Wesson can do business beyond licensing: Safety...Security...Protection...Sport & Brand Loyalty Future: Long Gun Accessories Defense Related Products and Services Homeland Security Products and Services Law Enforcement Products and Services Firearms

Enhancing Productivity Achievements through FY 07: - Turns improvement +32% - Machine uptime improved to 85% - Guns/day output +57% vs '05 +22% vs '06 - Productivity ratio + 7% vs prior year Blending craftsmanship with technology: - Implementing Smith & Wesson Operating System - Investing in Equipment and Technology - Technology Cell - Pistol Manufacturing - New machining / Equipment re-furbishing New process reduced steps from 13 to 3

Quarterly Income Statement Summary Sales: +56% Net Income: +38% Growth:

Annual Income Statement Summary Sales: +5% Net Income: +531% Sales: +27% Net Income: +66% FY 07 Results reflect Thompson acquisition, including approximately $2.7 million in amortization of inventory FMV valuation and acquisition related intangibles Sales: +49% Net Income: +49% Growth:

Net Product Sales $234.8 $330.0 Net Income $13.0 28.5 Earnings per Diluted Share: $0.31 $0.63 FY08 Annual Guidance (US$ in millions, except per share data) 2007 2008 Actual Guidance